SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
Emerging Markets Equity Fund
International Fixed Income Fund
Emerging Markets Debt Fund

Supplement Dated January 6, 2005 to the
Class A Shares Prospectus Dated January 31, 2004

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for International Fixed Income Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals at Bridgewater, consisting of Raymond T. Dalio, Robert P. Prince and Greg Jensen, manages the portion of the International Fixed Income Fund's assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 31 years of investment experience. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 23 years of investment experience. Mr. Jensen is Director of Research and Trading of Bridgewater and has 8 years of experience. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 29, 18 and 8 years, respectively.

There are no changes to the other sub-advisers of the International Fixed Income Fund.

Change in Investment Policy of the International Fixed Income Fund

The Prospectus is hereby amended and supplemented to reflect a change in the investment policy of the International Fixed Income Fund with respect to the Fund's ability to take short positions in foreign currencies. Accordingly, the first paragraph in the "Investment Strategy" sub-section of the section entitled "International Fixed Income Fund" is hereby deleted and replaced with the following:

Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the United States. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. In selecting investments for the Fund, the Sub-Advisers choose investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure and the Fund's portfolio is not hedged against currency fluctuations relative to the U.S. dollar. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

In addition, the following paragraph is hereby added after the second paragraph in the "What are the Risks of Investing in the Fund?" sub-section of the section entitled "International Fixed Income Fund":

Derivatives are instruments that derive their value from an underlying security, currency, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of currencies and other instruments held by the Fund, and of the derivative instruments relating to those currencies and other instruments, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the underlying investments to which they relate. In addition, some derivative instruments are subject to counterparty risk.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Addition of Disclosure Regarding Short-Term Trading

The Prospectus is hereby amended and supplemented to add disclosure regarding the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds' (each a "Fund" and, together, the "Funds") policies on short-term trading. In the section entitled "Purchasing and Selling Fund Shares," after the sub-section entitled "Minimum Purchases," the following language is hereby added:

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i. if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii. if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

Addition of Disclosure on Portfolio Holdings Information

The Prospectus is hereby amended and supplemented to add disclosure regarding the Funds' policies on the disclosure of portfolio holdings information. After the section entitled "Purchasing and Selling Fund Shares," the following new section is hereby added:

Disclosure of Portfolio Holdings Information

Information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI. Portfolio holdings information for each Fund is available on the following website: http://www.seic.com/holdings_home_ria.asp. As of the most recent month-end, the Funds will post to the website the Funds' top ten holdings and full portfolio holdings. The Funds' top ten holdings will be available within ten (10) calendar days and the Funds' full portfolio holdings will be available within thirty (30) calendar days of the end of each month. Holdings information will remain on the website until the first business day of the fifth month after the date to which the data relates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund

Supplement Dated January 6, 2005 to the
Class I Shares Prospectus Dated January 31, 2004

This Supplement provides new and additional information beyond that contained in the Class I Prospectus, and should be read in conjunction with such Prospectus.

Addition of Disclosure Regarding Short-Term Trading

The Prospectus is hereby amended and supplemented to add disclosure regarding the International Equity Fund's (the "Fund") policies on short-term trading. In the section entitled "Purchasing and Selling Fund Shares," after the sub-section entitled "Minimum Purchases," the following language is hereby added:

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i. if the shareholder conducts four or more "round trips" in the Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii. if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund in its sole discretion also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund's policy are made in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

Addition of Disclosure on Portfolio Holdings Information

The Prospectus is hereby amended and supplemented to add disclosure regarding the Fund's policies on the disclosure of portfolio holdings information. After the section entitled "Purchasing and Selling Fund Shares," the following new section is hereby added:

Disclosure of Portfolio Holdings Information

Information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI. Portfolio holdings information for the Fund is available on the following website: http://www.seic.com/holdings_home_ria.asp. As of the most recent month-end, the Fund will post to the website the Fund's top ten holdings and full portfolio holdings. The Fund's top ten holdings will be available within ten (10) calendar days and the Fund's full portfolio holdings will be available within thirty (30) calendar days of the end of each month. Holdings information will remain on the website until the first business day of the fifth month after the date to which the data relates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
Emerging Markets Equity Fund
Emerging Markets Debt Fund
Tax-Managed International Equity Fund
International Fixed Income Fund

Supplement Dated January 6, 2005
to the Statement of Additional Information Dated January 31, 2004

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information ("SAI"), and should be read in conjunction with such SAI.

Change in Sub-Adviser for International Fixed Income Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the following paragraph relating to Bridgewater Associates, Inc. is added:

BRIDGEWATER ASSOCIATES, INC. – Bridgewater Associates, Inc. ("Bridgewater") serves as a Sub-Adviser to the International Fixed Income Fund. Bridgewater was founded in 1975 and is 100% employee owned and controlled. Raymond Dalio, President, Chief Investment Officer and founder, Giselle Wagner, Chief Operating Officer, and Robert Prince, Co-Chief Investment Officer, are the principal shareholders and own the majority of the firm.

There are no changes to the other sub-advisers of the International Fixed Income Fund.

Change in Investment Policy of the International Fixed Income Fund

The SAI is hereby amended and supplemented to reflect a change in the investment policy of the International Fixed Income Fund with respect to the Fund's ability to take short positions in foreign currencies. Accordingly, the fourth paragraph in the "International Fixed Income Fund" sub-section of the section entitled "Investment Objectives and Policies" is hereby deleted and replaced with the following:

The Fund expects to be fully invested in the primary investments described above, but may invest in: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); shares of other investment companies; swaps; options; futures; forward foreign currency contracts; and equity-linked warrants. The Fund may also purchase and write options to buy or sell futures contracts, purchase securities on a when-issued or delayed delivery basis and engage in short selling and currency transactions and lend its securities to qualified borrowers. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure and the Fund's portfolio is not hedged against currency fluctuations relative to the U.S. dollar. In managing the Fund's currency exposure, the Sub-Advisers buy and sell securities (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may invest up to 10% of its total assets in illiquid securities. Furthermore, although the Fund will concentrate its investments in relatively developed countries, the Fund may invest up to 20% of its assets in investment-grade fixed income securities of issuers in, or denominated in the currencies of, developing countries or are determined by the advisers to be of comparable quality to such securities at the time of purchase.

In addition, the last paragraph in the "Forward Foreign Currency Transactions" sub-section of the section entitled "Description of Permitted Investments and Risk Factors" is hereby deleted and replaced with the following:

A Fund (except the International Fixed Income Fund) will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The International Fixed Income Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the International Fixed Income Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

In addition, the second paragraph in the "Futures and Options on Futures" sub-section of the section entitled "Description of Permitted Investments and Risk Factors" is hereby deleted and replaced with the following:

A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. A Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies, except that the International Fixed Income Fund may buy and sell currencies using futures and related options for purposes other than hedging and risk management. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

Change in Fundamental and Non-Fundamental Policies in the Investment Limitations of the Funds

On October 27, 2004, at a meeting of shareholders of the International Equity, Emerging Markets Equity, Emerging Markets Debt and International Fixed Income Funds (each a "Fund" and, together with the International Fixed Income Fund, the "Funds"), the Funds' shareholders approved changes to the Funds' fundamental and non-fundamental investment limitations. Accordingly, the SAI is hereby amended and supplemented to reflect such changes by deleting the "Fundamental Policies" and "Non-Fundamental Policies" provisions in the section entitled "Investment Limitations" and replacing them with the following:

Fundamental Policies.

The following investment limitations are fundamental policies of the International Equity, Emerging Markets Equity, Emerging Markets Debt, Tax-Managed International Equity and International Fixed Income Funds and may not be changed without shareholder approval.

Each of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Emerging Markets Debt or International Fixed Income Funds.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  With respect to the International Fixed Income Fund, acquire more than 10% of the voting securities of any one issuer.

The Tax-Managed International Equity Fund may not:

  1.  With respect to 75% of its total assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  2.  Purchase any securities which would cause more than 25% of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  4.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  5.  Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  6.  Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a fund security.

  7.  Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

The foregoing percentages (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies and may be changed without shareholder approval.

Each of the International Equity, Emerging Markets Equity, Emerging Market Debt and Tax-Managed International Equity Funds may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  5.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  6.  With respect to 75% of its total assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to the Emerging Markets Debt or Tax-Managed International Equity Funds.

  7.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This limitation does not apply to the Tax-Managed International Equity Fund.

  8.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required. This limitation does not apply to the Tax-Managed International Equity Fund.

  9.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. This limitation does not apply to the Tax-Managed International Equity Fund.

  10.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. This limitation does not apply to the Tax-Managed International Equity Fund.

  11.  Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC. This limitation does not apply to the Tax-Managed International Equity Fund.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. This limitation does not apply to the Tax-Managed International Equity Fund.

  13.  With respect to the International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the International Equity Fund's shareholders.

  14.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Emerging Markets Equity Fund's shareholders.

  15.  With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

  16.  With respect to the Tax-Managed International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Tax-Managed International Equity Fund's shareholders.

The International Fixed Income Fund may not:

  1.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  2.  Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of the Fund.

  3.  Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in its Prospectus in aggregate amounts not to exceed 10% of the net assets of such Fund taken at current value at the time of the incurrence of such loan.

  4.  Make loans, except that the Fund may: (i) enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Fund's total assets; (ii) engage in securities lending as described in its Prospectus and in the Statement of Additional Information; and (iii) purchase or hold debt securities in accordance with its stated investment objectives and policies.

  5.  Invest in companies for the purpose of exercising control.

  6.  Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, the Fund may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

  7.  Make short sales of securities, maintain a short position or purchase securities on margin, except as described in the Prospectus and except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

  8.  Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds. Under these rules and regulations, the Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Fund assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. A Fund's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

  9.  Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowing as described in the Prospectus and this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

  10.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

  11.  Invest more than 10% of its net assets in illiquid securities.

  12.  Invest less than 80% of its net assets, under normal circumstances, in fixed income securities. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the International Fixed Income Fund's shareholders.

The foregoing percentages (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

For purposes of the industry concentration limitations discussed above, these definitions apply to each Fund, and for purposes of the Tax-Managed International Equity Funds, these limitations form part of the fundamental limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business in the same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds have adopted a fundamental policy that would permit direct investment in real estate. However, the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of each Fund's Board of Trustees.

Election of a New Trustee

On October 27, 2004, at a meeting of the shareholders of the Funds, shareholders voted to elect a new Trustee. Accordingly, the SAI is amended and supplemented to reflect the addition of James M. Williams as a Trustee of the Funds.

Addition of Disclosure on Portfolio Holdings Information

The SAI is hereby amended and supplemented to add disclosure regarding the Funds' policies on the disclosure of portfolio holdings information. Accordingly, after the section entitled "Portfolio Transactions" the following new section is hereby added:

  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Information regarding the availability of the Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home_ria.asp (the "Portfolio Holdings Website").

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes an agreement with the Trust which provides that: (i) the portfolio holdings information will be kept confidential; and (ii) the person will not trade on the information. Portfolio holdings information may also be provided at any time to the Funds' Trustees and service providers, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE